Intangible Assets, Net (Details) - Schedule of Amortization Expense ¥ in Thousands, $ in Thousands	Apr. 30, 2024 JPY (¥)	Apr. 30, 2024 USD ($)	Apr. 30, 2023 JPY (¥)
Schedule of Amortization Expense [Abstract]
2025	¥ 5,442	$ 35
2026	4,938	31
2027	4,098	26
2028	3,218	20
2029	1,053	7
Thereafter	507	3
Total	¥ 19,256	$ 122	¥ 14,068